Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt

	Due Date	2017	2016	2015
2.25% Senior Notes (1)	2020	$1,493,106
3.45% Senior Notes (1)	2027	1,483,244
2.75% Senior Notes (1)	2022	1,240,758
4.50% Senior Notes (1)	2047	1,228,647
Term Loan	2022	847,337
3.125% Senior Notes (1)	2024	495,602
4.20% Senior Notes (2)	2022	422,370
3.45% Senior Notes	2025	397,260	$396,898	$396,536
4.55% Senior Notes	2045	393,859	393,637	393,414
3.95% Senior Notes (2)	2026	362,381
7.25% Senior Notes (2)	2019	319,394
4.00% Senior Notes	2042	296,094	295,938	295,781
Floating Rate Loan	2021	269,247
3.30% Senior Notes (2)	2025	249,207
4.40% Senior Notes (2)	2045	238,334
7.375% Debentures	2027	118,982	118,936	118,889
0.92% Fixed Rate Loan	2021	23,933
7.45% Debentures	2097	3,500	3,500	3,500
2.00% to 8.0% Promissory Notes	Through 2027	2,490	2,417	1,628
1.35% Senior Notes	2017			697,530
		$9,885,745	$1,211,326	$1,907,278

(1) Senior notes issued in 2017 to fund the Acquisition (2) Senior notes acquired in 2017 through the Acquisition

Maturities of long-term debt are as follows for the next five years: $1,179 in 2018; $297,740 in 2019; $1,625,067 in 2020, $869,161 in 2021 and $1,800,273 in 2022. Interest expense on long-term debt was $257,350, $75,509 and $54,634 for 2017, 2016 and 2015, respectively.
Among other restrictions, the Company’s notes, debentures and revolving credit agreement contain certain covenants relating to liens, ratings changes, merger and sale of assets, consolidated leverage and change of control, as defined in the agreements. In the event of default under any one of these arrangements, acceleration of the maturity of any one or more of these borrowings may result. The Company was in compliance with all covenants for all years presented.
On May 16, 2017, the Company issued $6.0 billion of senior notes (collectively the "New Notes") in a public offering. The net proceeds from the issuance of the New Notes were used to fund the Acquisition. See Note 2. The interest rate locks entered into in 2016 settled in March 2017 resulting in a pretax gain of $87.6 million recognized in Cumulative other comprehensive loss. This gain is being amortized from Cumulative other comprehensive loss to a reduction of interest expense over the terms of the New Notes. For the year ended December 31, 2017, the amortization of the unrealized gain reduced interest expense by $5.2 million.
On June 2, 2017 the Company closed its previously announced exchange offers and consent solicitations (Exchange Offer) for the outstanding senior notes of Valspar. Pursuant to the Exchange Offer, the Company issued an aggregate principal amount of approximately $1.478 billion (Exchange Notes). The Exchange Notes are unsecured senior obligations of the Company. The Company did not receive any cash proceeds from the issuance of the Exchange Notes.
In August 2017, the Company entered into a floating rate loan of €225.0 million and a fixed rate loan of €20.0 million. The floating rate loan agreement bears interest at the six-month Euro Interbank Offered Rate plus a margin. The fixed rate loan bears interest at 0.92%. The proceeds are being used for general corporate purposes. The loans mature on August 23, 2021.
In April 2016, the Company entered into agreements for a $7.3 billion Bridge Loan and a $2.0 billion Term Loan as committed financing for the Acquisition. On June 1, 2017, the Company terminated the agreement for the Bridge Loan and borrowed the full $2.0 billion on the Term Loan. The Term Loan is pre-payable without penalty and carries a 5-year maturity with a variable interest rate of London Interbank Offered Rate plus an additional 1.25%. As of December 31, 2017, the term loan had an outstanding principal balance of $850.0 million at an approximate interest rate of 2.62%.
On July 28, 2015, the Company issued $400,000 of 3.45% Senior Notes due 2025 and $400,000 of 4.55% Senior Notes due 2045. The notes are covered under a shelf registration filed with the Securities and Exchange Commission (SEC) on July 28, 2015. The proceeds were used for general corporate purposes, including repayment of a portion of the Company’s outstanding short-term borrowings.
Short-term borrowings. In September 2017, the Company entered into a five-year letter of credit agreement, subsequently amended, with an aggregate availability of $500.0 million. On May 6, 2016, the Company entered into a five-year credit agreement, subsequently amended on multiple dates. The credit agreement gives the Company the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit up to an aggregate availability of $500.0 million. The credit agreements are being used for general corporate purposes. At December 31, 2017, there was $350.0 million borrowings outstanding under these credit agreements. There were no borrowings outstanding at December 31, 2016 and 2015.
On July 16, 2015, the Company and three of its wholly owned subsidiaries, Sherwin-Williams Canada, Inc. (SW Canada), Sherwin-Williams Luxembourg S.à r.l. (SW Lux) and Sherwin-Williams UK Holding Limited, entered into a multi-currency five-year $1.350 billion credit agreement (multi-currency credit agreement). The multi-currency credit agreement is being used for general corporate purposes, including the financing of working capital requirements. The multi-currency credit agreement allows the Company to extend the maturity of the facility with two one-year extension options and to increase the aggregate amount of the facility to $1.850 billion, both of which are subject to the discretion of each lender. The multi-currency credit agreement replaced the previous credit agreements for the Company, SW Canada and SW Lux in the amounts of $1.050 billion, CAD 150,000 and €95,000 (Euro), respectively. At December 31, 2017, there were no short-term borrowings under the multi-currency credit agreement. Borrowings outstanding under various other foreign programs were $8,967 at December 31, 2017 with a weighted average interest rate of 3.2%.
There were $274.8 million borrowings outstanding under the Company's domestic commercial paper program at December 31, 2017. There were no borrowings outstanding at December 31, 2016 and 2015.